UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 30, 2022

LUCID DIAGNOSTICS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-40901	82-5488042
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Grand Central Place, Suite 4600, New York, New York	10165
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 949-4319

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	LUCD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Directors; Compensatory Arrangements of Certain Officers.

Effective on August 1, 2022, the board of directors (the “Board”) of Lucid Diagnostics Inc. (the “Company”) appointed Debra J. White as a Class C director of the Company. Ms. White has been named to the nominating and corporate governance and audit committees of the Board. Ms. White replaces Aster Angagaw, who resigned as a director effective on July 30, 2022. Ms. Angagaw’s resignation was not due to a disagreement with the Company on any matter relating to the Company’s operations, policies or practices.

In connection with Ms. White’s appointment, the Company is entering into its standard form of indemnification agreement with her. In addition, Ms. White received a ten-year option to purchase 80,000 shares of the Company’s common stock under its 2018 Long-Term Incentive Equity Plan. The option has an exercise price of $2.95 per share and will vest in 12 equal quarterly installments commencing on September 30, 2022.

Ms. White also is a member of the board of directors of PAVmed Inc. (“PAVmed”), the Company’s parent. For biographical information about Ms. White, please refer to PAVmed’s definitive proxy statement on Schedule 14A filed on May 2, 2022 (the “PAVmed Proxy Statement”), which information is incorporated herein by reference.

Other than in connection with her service as a director of PAVmed, Ms. White has not engaged in any transactions with the Company that are required to be reported pursuant to Item 404(a) of Regulation S-K. For more information about Ms. White’s and the Company’s relationship with PAVmed, please refer to the PAVmed Proxy Statement, the Company’s annual report on Form 10-K filed on April 6, 2022 and the Company’s definitive proxy statement on Schedule 14A filed on May 2, 2022, which information is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 2, 2022	LUCID DIAGNOSTICS INC.

	By:	/s/ Dennis McGrath
Dennis McGrath
Chief Financial Officer